                                                                    EXHIBIT 99.3

                                   ASSIGNMENT
                                       AND
                                  BILL OF SALE


        This ASSIGNMENT AND BILL OF SALE ("ASSIGNMENT") is made as of May 28, 2002, from Pro Hart ("Assignor") to Save the World Air, Inc. ("Assignee"), with reference to the following facts:

                                   WITNESSETH

        WHEREAS, Assignor and Assignee have entered into that certain Mutual Release of even date herewith (the "Release");

        WHEREAS, the Release requires that Assignor assign certain rights to Assignee;

        NOW, THEREFORE, KNOW ALL MEN BY THESE PRESENTS, that:

        1. Assignor for and in consideration of the mutual promises contained in the Release, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, does hereby irrevocably sell, assign, convey, give, grant, bargain, transfer and deliver to Assignee whatever rights, title and interests, if any, Assignor has in or to the property listed on Schedule 1 hereto (the "PROPERTY").

        2. Assignor hereby states to Assignee that, to his knowledge and belief, he has good and marketable title to all of the Property, subject to no liens or encumbrances, (other than the claims by Jeffrey and Lynn Muller, and Patent Application No. 58057/01, and the claims of the Assignee through them), whether by mortgage, pledge, lien, conditional sale agreement, encumbrance, charge or otherwise, and is delivering to Assignee full legal title thereto free and clear of all such liens and encumbrances.

        3. Assignor hereby covenants that it will, at any time and from time to time upon written request therefor, execute and deliver to Assignee, its nominees, successors and/or assigns, any new or confirmatory instruments and do and perform any other acts which Assignee, its nominees, successors and/or assigns, may request in order to fully assign and transfer to and vest in Assignee, its nominees, successors and/or assigns, and protect its or their rights, title and interest in and enjoyment of, all of the Property intended to be transferred and assigned hereby, or to enable Assignee, its nominees, successors and/or assigns, to realize upon or otherwise enjoy any such property, assets and/or property rights.

        4. Assignor represents and warrants that except as heretofore disclosed, there is no litigation, action, claim, investigation or proceeding, administrative or judicial, pending against Assignor or to Assignor's knowledge, and without notice to the contrary, threatened against or relating to or affecting Assignor's rights in or to the Property (other than the claims by Jeffrey and Lynn Muller, and Patent Application No. 58057/01, and the claims of the Assignee through them). To the best of Assignor's knowledge, there is no outstanding order, writ, injunction or decree of any court, governmental agency or arbitration tribunal affecting the Property. Assignor hereby agrees to defend, indemnify and hold Assignee harmless from any and all liabilities, judgments, penalties, losses, costs, damages, demands and expenses, including reasonable attorney's fees, arising prior to the date of this Agreement by reason of or in connection with the Property (other than the claims by Jeffrey and Lynn Muller, and Patent Application No. 58057/01, and the claims of the Assignee through them).

        5. All representations made herein for ownership and property rights are subject to SWA' resolution of claims at its cost with respect to the pollution device aka ZEFS device with Jeffery Muller or his assignees and the release of the Assignor from the alleged Manufacturing and Marketing Agreement with Jeffrey and Lynn Muller. Assignor will cooperate to the extent necessary to resolve any such claims as may be prosecuted by to resolve these claims.

        6. All references to "Assignor" and "Assignee" herein shall be deemed to include their respective heirs, representatives, nominees, successors and/or assigns, where the context permits.

        7. This Assignment shall be governed by California law in all respects.



Assignor:                                    /S/ PRO HART
                                             ----------------------------------
                                             Pro Hart


Approval as to Form and Content:             /S/ TONY FREESTONE
                                             ----------------------------------
                                             Tony Freestone
                                             FREESTONE & KUMNICK
                                             Solicitors for Pro Hart


Assignee:                                    by: /S/ EUGENE E EICHLER
                                             ----------------------------------
                                             For SAVE THE WORLD, INC. ("SWA")


Approval as to Form and Content:             /S/ LEODIS C. MATTHEWS
                                             ----------------------------------
                                             Leodis C. Matthews
                                             MATTHEWS & PARTNERS, Attorneys
                                             Attorneys for SWA



                                       2

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                                   SCHEDULE 1
                                       TO
                           ASSIGNMENT AND BILL OF SALE


PROPERTY

Any and all of Assignor's right, title and interest in and to the following, whether previously held or hereafter acquired:

        (a) Sales, marketing, and distribution rights to a pollution control device for internal combustion engines, also known as the Zero Emission Fuel Saver device (the "PRODUCT");

        (b) Licenses and licensed rights to the Product, whether as licensor or licensee;

        (c) Patents and patent rights, patent applications, designs, know how, formula, algorithms and other intellectual property rights concerning the Product;

        (d) Copyrights, copyright registrations and copyright applications concerning the Product;

        (e) Any causes of action at law or in equity concerning the foregoing or the Product and any judgments arising out of the foregoing;

        (f) The right to the use of the name of Pro Hart, as the inventor, sponsor and otherwise to reference his affiliation with the device and any trade names, trademarks and service marks under which the Product has been, is now, or proposes to be marketed, in connection with the business of Assignee and the goodwill of Assignors provided the use of such name, or his visage, is first approved in writing by the Assignor and only used in conjunction with the Product;

        (g) All rights of Assignor of any kind in or in any way concerning the Product;

                                 MUTUAL RELEASE

     This Mutual Release ("Release") is made and entered into effective as of the 28th day of May 2002, by and between SAVE THE WORLD AIR, INC., a Nevada corporation ("COMPANY"), on the one hand, and Pro Hart ("HART"), on the other hand, with reference to the following facts:

A. Hart is recognized to have claims to the ownership, interest in and rights to patent and intellectual property rights of a pollution mechanism, also known as the Zero Pollution Emission Fuel device to which SWA has licensing rights and other claimed entitlements and which SWA intends to market and distribute.

B. Hart and SWA have entered into certain contractual arrangements (collectively, the "RELATED PARTY TRANSACTIONS"). The Related Party Transactions include a royalty agreement ("ROYALTY AGREEMENT"), stock option ("Hart OPTION") and other terms specified and described herein, for the purpose to resolve any claims that may currently or in the future exist between the parties with respect to the ZEFS device or any rights associated therewith.

C. The parties hereto desire to settle any claims each may have against the other and to release each other from all claims relating to services, patents or intellectual property rights, ownership rights of whatever kind or nature which Pro Hart has or claims to have in the ZEFS device, as more particularly set forth herein by the assignment and bill of sale.

     NOW, THEREFORE, in consideration of the foregoing, the mutual covenants herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

1.      Certain Undertakings of the Company.


        (a) Company Stock Option. SWA shall, as soon as the Company is in compliance with SEC requirements, execute and deliver to Pro Hart or his assignee, a notice of grant and stock option agreement for 500,000 shares at the exercise price of $1.00 with an option term of 10 years, and on the normal terms for SWA required by the Securities laws of the United States.

        (b) Royalties. SWA shall execute and deliver to Pro Hart, or his assignee, a royalty agreement providing the Company's payment to Pro Hart of an ongoing royalty of $0.20 per unit sold. The royalty agreement will provide for quarterly written reports as to the number of units sold with an appropriate royalty calculation in arrears for the last quarterly time period.

        (c) Advisory Board. SWA will appoint Pro Hart to its advisory board on the same terms and conditions as its other members.

        (d) Pro Hart will be provided an agreement to assist SWA other consultants which will provide for payment of all reasonable costs and expenses to be borne by SWA.

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2.      Certain Undertakings of Hart.

        (a) Assignment and Bill of Sale. Pro Hart shall execute an assignment in the form attached hereto as Annex A.

        (b) Indemnification. Pro Hart hereby agrees to indemnity and hold harmless the Company and its officers, directors, employees, agents, attorneys, accountants, successors and assigns against and from any claims, demands, costs, losses, damages, liabilities, obligations, actions, causes of action, lawsuits and expenses (including, without limitation, all attorneys' fees and costs) of every type, kind and character whatsoever, whether known or unknown, suspected or unsuspected, however arising, arising from or in any way connected with his actions or inactions with respect to any claim efforts or activities he has engaged in with respect to perfecting his interest in the pollution device before execution of this agreement, but specifically excluding any claim, or alleged claim, by Jeffrey/Lynn Muller, or by the Company claiming, or allegedly claiming through them.

3. General Release. Subject to the provisions of paragraphs 1 and 2 immediately preceding, Pro Hart, on behalf of himself and all entities under his control, hereby forever, fully and finally release, acquit and discharge SWA, its stockholders, partners, directors, officers, employees, agents, representatives, executors, administrators, successors, assigns, divisions, subsidiary and affiliated corporations, affiliates, insurers and underwriters, and each of them past, current or future, from any and all claims, demands, costs, losses, damages, liabilities, obligations, actions, causes of action, lawsuits and expenses (including, without limitation, all attorneys' fees and costs) of every type, kind and character whatsoever, whether known or unknown, suspected or unsuspected, however arising, arising from or in any way connected with any claims for any interest in the pollution device aka ZEFS, patent and/or intellectual property rights or any activities that are pending or claims arising from any other claimed interest (collectively, "CLAIMS"); provided, however, that SWA resolve its claims against Jeffery Muller regarding the ZEFS device, as its own cost.

4. Section 1542 Waiver. This Release is not to be construed as an admission by any party of the validity of any contention made or position taken by any party of any unlawful or wrongful conduct or of any liability, or lack thereof, to any other party, all of which is expressly denied. The parties intend that this Release shall be effective as a full and final accord and satisfaction and release of each and every released matter. In furtherance of this intention, they acknowledge that they are familiar with Section 1542 of the Civil Code of the State of California, which provides as follows:

                A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

               The parties respectively waive and relinquish to the fullest possible extent every right or benefit which they have or may have under Section 1542 and under any similar or analogous law of any other applicable jurisdiction with regard to the subject matter of this Release. The parties acknowledge that they are aware they may hereafter discover facts in addition to or different from those which they now know or believe to be true with respect to the subject matter of this Release. Nevertheless, they intend fully, finally and forever, to settle and release all released matters, known or unknown, suspected or unsuspected, which now exist, may hereafter exist, or heretofore existed between them. In furtherance of this intention, the releases given in this Release shall be in, and shall remain in, effect as full and complete releases, notwithstanding the discovery or existence of any additional or different facts.

5. No Assignments. Each party warrants and represents that such party has not previously assigned or transferred or purported to assign or transfer to any third party any claims or other rights released hereunder.

6. Separate Counsel. Each party acknowledges, represents and warrants that such party has been represented by counsel throughout all negotiations which preceded the execution of this Release; that such party has read this Release, has consulted with counsel and fully understands its contents and consequences; that the parties hereto have, through their respective counsel, mutually participated in the preparation of this Release, and it is agreed that no provision herein shall be construed against any party hereto by virtue of the activities of that party, or attorneys; that this Release is being executed solely in reliance on such party's judgment, belief and knowledge of the matters set forth herein and on the advice of their respective attorneys.

7. Successors and Assigns. This Release shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, including, without limitation, the persons released pursuant to this Release.

8. Jurisdiction. The parties agree herein that any claims may be subject to mandatory arbitration within a court of the State of California having proper subject matter jurisdiction and that personal service requirements will by proving notice of claims at the known, or last known address and place of contact provide by the parties to each other.

        IN WITNESS WHEREOF, the parties have executed this Release as of the date first above written.



SWA:                                     SAVE THE WORLD AIR, INC.,
                                             a Nevada corporation

                                         By: /S/ EUGENE E. EICHLER,
                                             ----------------------------------
                                             EUGENE E. EICHLER,
                                             CHIEF OPERATING OFFICER
                                             ----------------------------------
                                             (Name and Title)


Approval as to Form and Content:             /S/ LEODIS C. MATTHEWS  5-28-02
                                             ----------------------------------
                                             Leodis C. Matthews
                                             MATTHEWS & PARTNERS, Attorneys
                                             Attorneys for SWA


Pro Hart:                                    /S/ PRO HART
                                             ----------------------------------
                                             PRO HART


APPROVAL AS TO FORM AND CONTENT:             /S/ TONY FREESTONE
                                             ----------------------------------
                                             TONY FREESTONE
                                             FREESTONE & KUMNICK
                                             Solicitors for Pro Hart